Evergreen VA Strategic Income Fund: Annual Report as of December 31, 2002

table of contents

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
5	PORTFOLIO MANAGER INTERVIEW
7	FINANCIAL HIGHLIGHTS
9	SCHEDULE OF INVESTMENTS
16	STATEMENT OF ASSETS AND LIABILITIES
17	STATEMENT OF OPERATIONS
18	STATEMENTS OF CHANGES IN NET ASSETS
19	NOTES TO FINANCIAL STATEMENTS
24	INDEPENDENT AUDITORS’ REPORT
28	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment
Management Company, LLC. Copyright 2002.

Evergreen mutual funds are distributed by Evergreen Distributor, Inc.,
90 Park Avenue, 10th Floor, New York, NY 10016.

LETTER TO SHAREHOLDERS

February 2003

William M. Ennis President and Chief Executive Officer	Dennis H. Ferro President and Chief Investment Officer
Dear Evergreen Shareholder:

We are pleased to provide the annual report for the Evergreen VA Strategic Income Fund, which covers the 12-month period ended December 31, 2002.

Market analysis

The year ended December 31, 2002, was yet another challenging period for investors. Market volatility in the financial markets was attributed to the disappointing fundamentals of a weaker-than-expected recovery and the financial scandals at Enron, WorldCom and Tyco. If these challenges were not enough, investors also had to contend with the uncertain geopolitical situation, with the potential for war and possible terror attacks weighing heavily on everyone’s minds. Many investors chose to reduce their exposure to the equity markets as stocks declined for the third consecutive year, a phenomenon that had not occurred in more than six decades. Bonds were led by the strength in Treasuries, whose traditional safe-haven status attracted throngs of investors. At one point, the yield on 10-year U.S. Treasuries fell below 3.6% despite a $150 billion federal budget deficit. Cash levels also rose with an estimated $6.5 trillion sitting on the sidelines, an amount equivalent to two-thirds of total U.S. gross domestic product (GDP).

As the year began, optimism swirled that the momentum in fourth-quarter GDP would translate into a solid recovery with improved corporate profitability. After all, the economy grew and the equity markets had soared in the wake of the terrorist attacks, and the appearance of stability was welcome by investors across the land. Most believed that the recession was over, the recovery would gain traction, and the financial markets would recover.

But the first disappointment came from Enron. First-quarter GDP was strong and investors were initially optimistic, yet as the story of the scandal spread, dragging down Arthur Andersen and overall confidence in the accounting industry, investor optimism quickly waned. Other issues of corporate malfeasance surfaced and it soon became evident that Enron was not an isolated scandal. These disturbing revelations were compounded by weaker-than-expected earnings for the first quarter and slower-than-projected economic growth during the second quarter.

Of the accounting scandals that emerged during the first half of the year, the knockout punch for the market came with WorldCom’s announcement of a $2.7 billion restatement of earnings at the beginning of the summer. No one believed this to be the final revelation, and leadership in Washington took needed steps to restore investor confidence. President Bush, members of Congress, and the SEC all became involved. Legislation was created in the form of the Sarbanes-Oxley Act of 2002, requiring new procedures for financial reporting and outlining the punishment for corporate criminals. Corporate CEOs and CFOs are

LETTER TO SHAREHOLDERS continued

now required to sign the financial statements submitted to the SEC. Despite such steps, investor confidence lost ground and the markets slid to a new low in July.

By mid-summer, just as investors were regaining hope regarding the integrity of financial reporting, saber rattling with Iraq increased and economic growth weakened. The anniversary of the September 11 attacks rekindled fears of potential terrorism, and third-quarter GDP was well below forecast. Earnings estimates were ratcheted downward yet again, and all eyes turned to Federal Reserve Board chairman Alan Greenspan. The Fed opted to change its policy bias toward easing at the October meeting, but ultimately surprised investors with a larger than expected 50-basis point cut in early November. The success of Republicans in the mid-term elections also appeared to favor investors, and the equity markets, which rallied in anticipation of these two events, finished the year with a positive quarter. Despite bouncing off the October lows, equities finished the year in negative territory. Bonds, however, provided handsome returns, as Treasuries, corporates and municipals all benefited from low inflation and an accommodating Fed. Proper asset allocation once again confirmed that a diversified portfolio provided greater opportunity for the success of long-term investors.

International equity markets also had a difficult year as a lack of meaningful economic growth and slack corporate profitability became a global phenomenon. The European Central Bank (ECB) was caught in a balancing act between supporting its new currency, the euro, and watching a slowdown in pan-European economic activity. While inflation was moderate in the larger continental countries, unemployment remained an issue. Corporate profitability also remained weak and gave no lift to market averages. Asia was again dominated by the ongoing lethargy of the Japanese economy and the inability of the country’s political leadership to implement viable solutions to end their decade-long recession. Emerging markets were mixed as Asian markets (excluding Japan) rebounded, while Latin America was affected by setbacks in Argentina and Brazil.

Looking ahead, we believe the U.S. economy will continue its moderate path of recovery in 2003. We project GDP growth in the range of 3%, supported by mild levels of personal consumption and a gradual improvement in business spending. Manufacturing may continue to inch along in the first half of the year, yet services should build on under-appreciated strength in that sector during 2002. The outlook for inflation remains positive for consumers, yet businesses will once again be challenged by a lack of meaningful pricing power, preventing the traditional surge in corporate earnings common in early-cycle recoveries. Unemployment will likely remain in the 6% range, yet investors need to keep in mind that this is a relatively healthy rate compared to the two most recent economic recoveries, when the jobless rate climbed above 10% in 1983 and approached 8% in 1992.

In our opinion, gradually improving fundamentals, including solid productivity growth, could keep the Fed on the sidelines for at least the first half of 2003. Since January 2001, the Fed has reduced short-term interest rates by more than 80%. We believe this aggressive easing cycle helped prevent many of the extreme consequences of prior recessions, while enabling the economy to muddle through the initial stages of recovery in a very uncertain global environment. Given the mild pace of recovery and the questionable geopolitical situation, we expect monetary policymakers to keep interest rates steady,

LETTER TO SHAREHOLDERS continued

while continuing to increase liquidity to fend off deflation. As clarity improves on the global picture, and demand strengthens domestically, we believe the Fed will begin a gradual tightening policy in the second half of the year.

While the Fed’s position on interest rates may limit gains in the Treasury market, we do not anticipate a bear market for bonds in 2003. The potential for expected stability in rates during the first half of the year may bode well for the mortgage securities market. We believe corporate bonds should continue to generate gains, as historically wide spreads contract. A positive bias in corporate earnings should support this trend. We believe the best total return opportunity for risk-oriented fixed income investors may lie in the high yield market. After not participating in the bond market gains of the past two years, this area appears poised for success given its historical correlation to a strengthening economy and an improving equity market. Spreads relative to Treasuries in this area are wider than historical averages, suggesting potentially attractive upside possibilities.

Moving to equities, we are optimistic about the potential for stocks in 2003. After three years of declines, we believe equities are better positioned for possible growth in the coming year. A steady pace of economic growth could enable companies in the Standard & Poor’s 500 Index to generate operating profit growth in the range of 8% over the next 12 months. Surprisingly, current valuations suggest there is little need to overweight portfolios either by investment style or market capitalization. Consequently, we believe a diversified approach to equities may benefit investors as the markets attempt to balance the improvement of domestic fundamentals in an uncertain world.

Importance of diversification

The volatility we have experienced in the financial markets over the past several months offers many reasons for building and maintaining a diversified portfolio rather than making investment decisions based on anticipated market movements. Exposure to various types of investments should remain a key component of a well-balanced portfolio. Establishing a Systematic Investment Plan* (SIP) can also be an effective tool to help you achieve your investment goals. As with all investment decisions, remember to consult your financial advisor to develop a strategy that will support your long-term objectives.

Please visit our Web site, EvergreenInvestments.com, for more information about our funds and other investment products available to you. From the Web site, you can also access our quarterly online shareholder newsletter, Evergreen Events, through the “About Evergreen Investments” menu tab. Thank you for your continuing support of Evergreen Investments.

* A regular investment program neither provides assurance of making a profit nor guarantees against loss in a declining market. You should consider your ability to make regular investments through periods of fluctuating price levels before choosing any regular investment plan.

William M. Ennis
President and Chief Executive Officer
Evergreen Investment Company, Inc.

Dennis H. Ferro
President and Chief Investment Officer
Evergreen Investment Management Company, LLC

FUND AT A GLANCE

as of December 31, 2002

“We think the U.S. dollar will continue to be weak against major foreign currencies and have positioned the fund to potentially benefit from this scenario. In particular, we expect the fund’s exposure to commodity-based countries such as Canada, Australia and New Zealand to contribute to performance. We also believe that if the overall economic outlook should improve, both corporate bonds and emerging market debt should show strength.”

MANAGEMENT TEAM

Prescott B. Crocker, CFA
High Yield Bond Team Lead Manager

PERFORMANCE AND RETURNS1

Portfolio Inception Date: 3/6/1997	Class 1*	Class 2
Class Inception Date	3/6/1997	7/31/2002

Average Annual Return

1 year	15.52%	15.46%

5 year	5.57%	5.56%

Since portfolio inception	5.70%	5.69%

12-month income dividends per share**	$0.55	$0.54

* Effective at the close of business on July 24, 2002, existing shares of the fund were renamed Class 1 shares.
** The distributions for Class 2 are for the period from its inception on July 31, 2002, through December 31, 2002.

LONG-TERM GROWTH

Comparison of a $10,000 investment in Evergreen VA Strategic Income Fund Class 1 shares,1 versus a similar investment in the Lehman Brothers Aggregate Bond Index (LBABI) and the Consumer Price Index (CPI).

The LBABI is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

1 Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Class 2 prior to its inception is based on the performance of Class 1, the original class offered. The historical returns have not been adjusted to reflect the effect of the 0.25% 12b-1 fee for Class 2. Class 1 does not pay a 12b-1 fee. If these fees had been reflected, returns for Class 2 would have been lower.

The fund’s investment objective is non-fundamental and may be changed without the vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Funds that invest in high yield, lower-rated bonds may contain more risks due to the increased possibility of default.

U.S. government guarantees apply only to the underlying securities of the fund’s portfolio and not to the fund’s shares.

All data is as of December 31, 2002, and subject to change.

PORTFOLIO MANAGER INTERVIEW

How did the fund perform?

The fund’s Class 1 shares had a total return of 15.52% for the 12-month period ended December 31, 2002. During the same period, the Lehman Brothers Aggregate Bond Index returned 10.25%, while the median return of funds in the Lipper Variable Annuity General Bond Funds Classification was 8.59%. Lipper is an independent monitor of mutual fund performance.

PORTFOLIO CHARACTERISTICS
(as of 12/31/2002)

Total Net Assets	$38,031,570

Average Credit Quality*	BB+

Effective Maturity	6.4 years

Average Duration	4.7 years

*Source: Standard & Poor’s

What were the principal factors affecting performance during the year?

The fund performed well, outdistancing bond market benchmarks as well as competitive fund averages. The performance edge was derived primarily from the fund’s emphasis on bonds denominated in foreign currencies, including both emerging market and non-dollar investment grade securities. In addition, higher-quality U.S. government and foreign bonds also supported performance as they gained in value in a declining interest rate environment.

For much of the year, a worldwide economic slowdown caused interest rates to fall and higher-quality bond prices to rally. However, the U.S. high yield corporate sector lost value for most of the year as default rates rose and the spreads between the yields of high yield bonds and U.S. Treasuries widened. This resulted in falling high yield prices for most of the year, although the sector did stage somewhat of a comeback in the final quarter as investors became more optimistic about the economy.

PORTFOLIO COMPOSITION
(as a percentage of 12/31/2002 portfolio assets)

Corporate Bonds	29.1%

Foreign Bonds	27.6%

Yankee Obligations	17.8%

U.S. Treasury Obligations	14.8%

Mortgage-Backed Securities	1.0%

U.S. Government & Agency Obligations	0.3%

Short-Term Investments	9.4%

What were your principal strategies?

We positioned the portfolio relatively conservatively because of evidence of weak economic growth worldwide. At the same time, we tried to take advantage of strengthening values of non-dollar currencies against the U.S. dollar. In our U.S. government positions, we tried to keep duration of government bonds relatively long to take advantage of declining interest rates and rising prices. Expressed in years, duration measures a portfolio’s sensitivity to changes in interest rates. Lengthening duration increases interest rate sensitivity, while shortening duration enhances price stability. Among our high yield holdings, we emphasized defensive industries such as retailing and gaming and de-emphasized technology and utilities.

At the end of the fiscal year, 38% of the fund was invested in domestic high yield bonds, 24% was invested in international,

PORTFOLIO MANAGER INTERVIEW continued

investment-grade bonds, and 18% was invested in emerging market debt. U.S. government securities accounted for 20% of fund assets.

PORTFOLIO QUALITY*
(as a percentage of 12/31/2002 market value of bonds)

AAA	44.1%

BBB	5.8%

BB	19.7%

B	25.6%

CCC	1.0%

D	0.1%

Not Available	3.7%

*Source: Standard & Poor’s

What is your investment outlook for the next 12 months?

We think the U.S. dollar will continue to be weak against major foreign currencies and have positioned the fund to potentially benefit from this scenario. In particular, we expect the fund’s exposure to commodity-based countries such as Canada, Australia and New Zealand to contribute to performance. We also believe that if the overall economic outlook should improve, both corporate bonds and emerging market debt should show strength.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended December 31,
	2002[1]	2001[1]	2000	1999[1]	1998[1]
Class 1[2]
Net asset value, beginning of period	$9.03	$9.01	$10.56	$10.39	$10.20
Income from investment operations
Net investment income	0.59	0.62	0.85	0.73	0.64
Net realized and unrealized gains or losses on securities and foreign currency related transactions	0.81	-0.06	-0.93	-0.56	-0.04
Total from investment operations	1.40	0.56	-0.08	0.17	0.60

Distributions to shareholders from
Net investment income	-0.55	-0.54	-1.29	0	-0.41
Tax return of capital	0	0	-0.18	0	0
Total distributions to shareholders	-0.55	-0.54	-1.47	0	-0.41

Net asset value, end of period	$9.88	$9.03	$9.01	$10.56	$10.39
Total return[3]	15.52%	6.21%	-0.69%	1.64%	5.91%
Ratios and supplemental data
Net assets, end of period (thousands)	$37,693	$23,486	$17,950	$18,076	$11,182
Ratios to average net assets
Expenses[4]	0.79%	0.81%	0.84%	0.84%	1.02%
Net investment income	6.12%	6.65%	8.69%	7.02%	6.05%
Portfolio turnover rate	189%	287%	302%	205%	231%

1.  Net investment income per share is based on average shares outstanding during the period.

2.  Effective at the close of business on July 24, 2002, existing shares of the fund were renamed Class 1 shares.

3.  Total return does not reflect charges attributable to your insurance company's separate account.

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

Year Ended
December 31, 2002[1,2]
CLASS 2
Net asset value, beginning of period	$9.57
Income from investment operations
Net investment income	0.26
Net realized and unrealized gains or losses on securities and foreign currency related transactions	0.59
Total from investment operations	0.85

Distributions to shareholders from
Net investment income	-0.54

Net asset value, end of period	$9.88
Total return[3]	8.88%
Ratios and supplemental data
Net assets, end of period (thousands)	$339
Ratios to average net assets
Expenses[4]	1.05%[5]
Net investment income	6.12%[5]
Portfolio turnover rate	189%

1.  Net investment income per share is based on average shares outstanding during the period.

2.  For the period from July 31, 2002 (commencement of class operations), to December 31, 2002.

3.  Total return does not reflect charges attributable to your insurance company's separate account.

4.  The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

5.  Annualized

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

December 31, 2002

	Credit Rating (v)	Principal Amount	Value

CORPORATE BONDS 29.0%
CONSUMER DISCRETIONARY 11.8%
Auto Components 1.1%
Advance Stores Co., Inc., 10.25%, 04/15/2008	B	$ 90,000	$ 95,850
Collins & Aikman Products Co., 11.50%, 04/15/2006 (p)	B	145,000	122,525
Dana Corp., 6.25%, 03/01/2004	BB	130,000	128,700
Intermet Corp., 9.75%, 06/15/2009	B+	75,000	67,875
414,950
Hotels, Restaurants & Leisure 4.4%
Ameristar Casinos, Inc., 10.75%, 02/15/2009 (p)	B	115,000	126,500
Argosy Gaming Co., 10.75%, 06/01/2009	B+	300,000	331,500
Chumash Casino & Resort Enterprise, 9.00%, 07/15/2010 144A	BB-	30,000	31,950
Coast Hotels & Casinos, Inc., 9.50%, 04/01/2009	B	100,000	107,500
Hollywood Casino Corp., 13.00%, 08/01/2006 (+)	B-	300,000	310,500
Isle of Capri Casinos, Inc., 8.75%, 04/15/2009	B	100,000	103,250
Mandalay Resort Group, Ser. B, 10.25%, 08/01/2007 (p)	BB-	100,000	110,250
Six Flags, Inc., 8.875%, 02/01/2010	B	100,000	94,500
Station Casinos, Inc., 9.875%, 07/01/2010	B+	100,000	109,000
Vail Resorts, Inc., 8.75%, 05/15/2009	B	100,000	103,000
Venetian Casino Resort LLC, 11.00%, 06/15/2010 144A	B-	245,000	257,250
1,685,200
Household Durables 1.7%
K. Hovnanian Enterprises, Inc., 10.50%, 10/01/2007	BB-	105,000	113,400
MDC Holdings, Inc., 8.375%, 02/01/2008	BB+	100,000	104,000
Meritage Corp., 9.75%, 06/01/2011	B	90,000	94,500
Sealy Mattress Co., Ser. B, 9.875%, 12/15/2007	B-	130,000	125,450
Simmons Co., Ser. B, 10.25%, 03/15/2009 (p)	B-	100,000	106,500
Windmere Durable Holdings, Inc., 10.00%, 07/31/2008 (p)	B-	100,000	100,000
643,850
Leisure Equipment & Products 0.2%
ICON Health & Fitness, Inc., 11.25%, 04/01/2012	B-	100,000	87,500
Outboard Marine Corp., Ser. B, 10.75%, 06/01/2008 (+)(g)	NR	100,000	0
87,500
Media 2.7%
AMC Entertainment, Inc., 9.875%, 02/01/2012	CCC+	100,000	99,000
Cinemark USA, Inc., Ser. B, 9.625%, 08/01/2008 (p)	B-	130,000	130,650
CSC Holdings, Inc., 7.625%, 04/01/2011	BB-	110,000	103,813
EchoStar DBS Corp., 9.375%, 02/01/2009	B+	285,000	302,812
Emmis Communications, Sr. Disc. Note, Step Bond, 0.00%, 03/15/2006 †r	B-	350,000	282,625
LIN Television Corp., 8.375%, 03/01/2008 (p)	B-	100,000	104,375
1,023,275
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2002

	Credit Rating (v)	Principal Amount	Value

CORPORATE BONDS continued
CONSUMER DISCRETIONARY continued
Multi-line Retail 0.3%
Petco Animal Supplies, Inc., 10.75%, 11/01/2011	B	$ 100,000	$ 110,625
Specialty Retail 1.4%
Hollywood Entertainment Corp.:
9.625%, 03/15/2011	B-	65,000	66,625
Ser. B, 10.625%, 08/15/2004	B-	150,000	154,740
Office Depot, Inc., 10.00%, 07/15/2008	BB+	100,000	114,500
United Rentals, Inc., 10.75%, 04/15/2008 (p)	BB-	175,000	175,000
510,865
CONSUMER STAPLES 2.1%
Food & Drug Retailing 0.3%
Delhaize America, Inc., 8.125%, 04/15/2011	BB-	125,000	121,116
Food Products 1.8%
Corn Products International, Inc., 8.25%, 07/15/2007	BBB-	505,000	511,140
New World Pasta Co., 9.25%, 02/15/2009	CCC-	130,000	71,500
Weight Watchers International, Inc., 13.00%, 10/01/2009	B	100,000	115,500
698,140
ENERGY 2.9%
Energy Equipment & Services 1.2%
Parker Drilling Co., Ser. B, 10.125%, 11/15/2009 (p)	B+	300,000	310,500
SESI LLC, 8.875%, 05/15/2011	BB-	160,000	164,000
474,500
Oil & Gas 1.7%
Chesapeake Energy Corp., 8.125%, 04/01/2011	B+	100,000	103,500
Pioneer Natural Resources Co., 9.625%, 04/01/2010	BB+	150,000	178,736
Plains Exploration & Production Co. LP, 8.75%, 07/01/2012 144A	B	130,000	135,850
Stone Energy Corp., 8.25%, 12/15/2011	B+	90,000	94,050
Tri-Union Development Corp. 12.50%, 06/01/2006	D	40,812	32,650
Vintage Petroleum, Inc., 9.75%, 06/30/2009	B	80,000	83,600
628,386
FINANCIALS 0.7%
Real Estate 0.7%
MeriStar Hospitality Corp., 9.125%, 01/15/2011 REIT	B-	130,000	113,750
WCI Communities, Inc., 9.125%, 05/01/2012	B	150,000	135,750
249,500
HEALTH CARE 1.9%
Health Care Equipment & Supplies 0.4%
Advanced Medical Optics, Inc., 9.25%, 07/15/2010	B	130,000	134,550
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2002

	Credit Rating (v)	Principal Amount	Value

CORPORATE BONDS continued
HEALTH CARE continued
Health Care Providers & Services 1.5%
Alaris Medical Systems, Inc., Ser. B, 11.625%, 12/01/2006	B+	$ 90,000	$ 102,038
Pacificare Health Systems, Inc., 10.75%, 06/01/2009	B+	95,000	102,125
Tenet Healthcare Corp.:
5.375%, 11/15/2006	BBB-	170,000	155,708
6.875%, 11/15/2031	BBB-	135,000	115,818
Vicar Operating, Inc., 9.875%, 12/01/2009	B-	100,000	108,500
584,189
INDUSTRIALS 2.8%
Aerospace & Defense 0.0%
BE Aerospace, Inc., 9.50%, 11/01/2008 (p)	B	35,000	26,775
Commercial Services & Supplies 1.4%
Allied Waste, Inc., Ser. B, 10.00%, 08/01/2009	B+	465,000	463,837
Coinmach Corp., 9.00%, 02/01/2010	B	70,000	73,763
537,600
Construction & Engineering 0.7%
KB Home, 8.625%, 12/15/2008	BB-	90,000	93,600
Schuler Homes, Inc., 10.50%, 07/15/2011 (p)	B+	160,000	164,800
258,400
Electrical Equipment 0.2%
Stoneridge, Inc., 11.50%, 05/01/2012	B	75,000	72,000
Machinery 0.5%
AGCO Corp., 8.50%, 03/15/2006	BB-	100,000	101,500
SPX Corp., 7.50%, 01/01/2013	BB-	85,000	86,594
188,094
INFORMATION TECHNOLOGY 0.3%
Semiconductor Equipment & Products 0.3%
Fairchild Semiconductor Corp., 10.375%, 10/01/2007 (p)	B	100,000	105,500
MATERIALS 3.7%
Chemicals 1.2%
Acetex Corp., 10.875%, 08/01/2009	B+	100,000	106,500
FMC Corp., 10.25%, 11/01/2009 144A	BB+	100,000	108,500
Lyondell Chemical Co.:
9.50%, 12/15/2008	BB	45,000	42,075
Ser. A, 9.625%, 05/01/2007	BB	45,000	43,425
Noveon, Inc., Ser. B, 11.00%, 02/28/2011	B	125,000	137,813
438,313
Containers & Packaging 1.6%
Four M Corp., Ser. B, 12.00%, 06/01/2006	B	140,000	145,600
Jarden Corp., 9.75%, 05/01/2012	B-	130,000	133,250
Owens-Brockway Glass Container, 8.75%, 11/15/2012 144A	BB	170,000	173,400
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2002

	Credit Rating (v)	Principal Amount	Value

CORPORATE BONDS continued
MATERIALS continued
Containers & Packaging continued
Owens-Illinois, Inc., 7.35%, 05/15/2008	B+	$ 95,000	$ 88,587
Riverwood International Corp., 10.875%, 04/01/2008 (p)	CCC+	75,000	75,750
616,587
Metals & Mining 0.3%
Freeport-McMoRan Copper & Gold, Inc., 7.50%, 11/15/2006 (p)	B-	130,000	120,575
Paper & Forest Products 0.6%
Buckeye Cellulose Corp., 8.50%, 12/15/2005	B+	70,000	63,700
Georgia Pacific Corp., 8.125%, 05/15/2011 (p)	BB+	175,000	167,125
230,825
TELECOMMUNICATION SERVICES 2.5%
Diversified Telecommunication Services 1.1%
Panamsat Corp., 8.50%, 02/01/2012 144A	B-	250,000	240,000
Paxson Communications Corp.:
10.75%, 07/15/2008 (p)	B-	100,000	99,125
Sr. Disc. Note, Step Bond, 0.00%, 01/15/2009 †	B-	115,000	73,600
412,725
Wireless Telecommunications Services 1.4%
AT&T Wireless Services, Inc., 7.875%, 03/01/2011	BBB	280,000	281,902
Nextel Communications, Inc., 9.375%, 11/15/2009 (p)	B	200,000	182,000
Rogers Wireless, Inc., 9.625%, 05/01/2011	BB+	85,000	80,750
544,652
UTILITIES 0.3%
Gas Utilities 0.3%
El Paso Energy Partners LP, 8.50%, 06/01/2011 (p)	BB-	130,000	121,225
Total Corporate Bonds			11,039,917
FOREIGN BONDS-CORPORATE (PRINCIPAL AMOUNT
DENOMINATED IN CURRENCY INDICATED) 1.7%
FINANCIALS 1.3%
Banks 1.3%
Realkredit Danmark, 6.00%, 10/01/2032, DKK	Aaa	3,478,464	500,841
INFORMATION TECHNOLOGY 0.4%
Electronic Equipment & Instruments 0.4%
Flextronics International, Ltd., 9.75%, 07/01/2010, EUR	BB-	120,000	128,952
Total Foreign Bonds-Corporate			629,793
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2002

	Credit Rating (v)	Principal Amount	Value

FOREIGN BONDS-GOVERNMENT (PRINCIPAL AMOUNT
DENOMINATED IN CURRENCY INDICATED) 25.8%
Australia:
5.75%, 06/15/2011, AUD	AAA	960,000	$ 564,281
6.25%, 04/15/2015, AUD	Aaa	1,490,000	912,704
6.75%, 11/15/2006, AUD	AAA	1,070,000	646,557
Canada:
5.10%, 09/15/2007, CAD	AAA	400,000	264,159
6.00%, 06/01/2008-06/01/2011, CAD	AAA	1,935,000	1,333,087
Hungary:
7.75%, 04/12/2005, HUF	NA	80,000,000	357,919
9.50%, 06/12/2003, HUF	NA	200,000,000	895,879
New Zealand:
7.00%, 07/15/2009, NZD	AAA	2,515,000	1,383,488
8.00%, 11/15/2006, NZD	AAA	1,770,000	995,448
Norway:
5.75%, 11/30/2004, NOK	AAA	2,300,000	334,408
6.00%, 05/16/2011, NOK	AAA	1,500,000	219,542
Sweden:
3.50%, 04/20/2006, SEK	AAA	9,500,000	1,078,732
5.50%, 10/08/2012, SEK	Aaa	3,000,000	365,644
United Kingdom, 7.25%, 12/07/2007, GBP	AAA	250,000	456,494
Total Foreign Bonds-Government			9,808,342
MORTGAGE-BACKED SECURITIES 0.9%
FHLMC:
5.125%, 10/15/2008	AAA	$125,000	136,496
6.625%, 09/15/2009	AAA	170,000	199,692
GNMA, 8.00%, 01/15/2030	AAA	18,081	19,564
Total Mortgage-Backed Securities			355,752
U.S. GOVERNMENT & AGENCY OBLIGATIONS 0.3%
FNMA, 6.375%, 06/15/2009	AAA	95,000	110,073
U.S. TREASURY OBLIGATIONS 14.7%
U.S. Treasury Notes:
3.00%, 02/29/2004	AAA	110,000	112,226
3.25%, 08/15/2007	AAA	2,805,000	2,875,347
3.50%, 11/15/2006	AAA	1,558,000	1,621,781
4.375%, 05/15/2007	AAA	435,000	467,251
4.75%, 01/31/2003	AAA	200,000	200,625
5.75%, 11/15/2005	AAA	210,000	232,206
6.875%, 05/15/2006	AAA	75,000	86,315
Total U.S. Treasury Obligations			5,595,751
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2002

	Credit Rating (v)	Principal Amount	Value

YANKEE OBLIGATIONS-CORPORATE 1.9%
CONSUMER DISCRETIONARY 0.3%
Media 0.3%
Imax Corp., 7.875%, 12/01/2005	CCC	$ 130,000	$ 100,912
FINANCIALS 0.8%
Diversified Financials 0.8%
PTC International Finance, 11.25%, 12/01/2009	B+	280,000	311,254
INDUSTRIALS 0.2%
Marine 0.2%
CP Ships, Ltd., 10.375%, 07/15/2012	BB+	75,000	79,125
MATERIALS 0.6%
Paper & Forest Products 0.6%
Ainsworth Lumber, Ltd., 12.50%, 07/15/2007	B-	130,000	135,850
Tembec Industries, Inc., 7.75%, 03/15/2012	BB+	100,000	97,500
233,350
Total Yankee Obligations-Corporate			724,641
YANKEE OBLIGATIONS-GOVERNMENT 15.9%
Brazil, Ser. L, 8.00%, 04/15/2014	B+	1,496,163	991,208
Colombia, 10.00%, 01/23/2012	BB	1,080,000	1,096,200
El Salvador, 8.25%, 04/10/2032 144A	BB+	200,000	190,500
Mexico:
8.30%, 08/15/2031	BBB-	305,000	322,538
8.375%, 01/14/2011	BBB-	550,000	622,875
Peru, 9.125%, 01/15/2008	BB-	525,000	532,875
Philippines:
8.375%, 03/12/2009	BB+	100,000	100,500
9.375%, 01/18/2017	BB+	780,000	803,400
Russia, Sr. Disc. Note, Step Bond, 5.00%, 03/31/2007†	BB	1,720,000	1,369,550
Total Yankee Obligations-Government			6,029,646

		Shares	Value

COMMON STOCKS 0.0%
ENERGY 0.0%
Oil & Gas 0.0%
Tri-Union Development Corp. *		26	0
Tribo Petroleum Corp., Class A *		45	1
Total Common Stocks			1
WARRANTS 0.0%
FINANCIALS 0.0%
Diversified Financials 0.0%
Ono Finance Plc, Expiring 3/16/2011*		100	1
Ono Finance Plc, Expiring 5/31/2009 144A*(+)		500	15
Total Warrants			16
See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

December 31, 2002

	Shares	Value

SHORT-TERM INVESTMENTS 9.4%
MUTUAL FUND SHARES 9.4%
Evergreen Institutional Money Market Fund (o)	1,078,672	$ 1,078,672
Navigator Prime Portfolio (pp)	2,514,800	2,514,800
Total Short-Term Investments		3,593,472
Total Investments (cost $35,469,517) 99.6%		37,887,404
Other Assets and Liabilities 0.4%		144,166
Net Assets 100.0%		$ 38,031,570

(v)	Credit ratings are unaudited and rated by Moody’s Investors Service where Standard and Poor’s ratings are not available.
(o)	The advisor of the fund and the advisor of the money market fund are each a division of Wachovia Corporation.
*	Non-income producing security.
144A	Security that may be sold to qualified institutional buyers under rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees.
†	Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. An effective interest rate is applied to recognize interest income daily for the bond. This rate is based on total expected interest to be earned over the life of the bond which consists of the aggregate coupon-interest payments and discount at acquisition. The rate shown is the rate at the current period end.
(+)	Security is deemed illiquid and is valued using market quotations when readily available. In the absence of market quotations, the security is valued based upon the fair value determined under procedures approved by the Board of Trustees.
(g)	Security which has defaulted on payment of interest and/or principal. The fund has stopped accruing interest on this security.
(p)	All or a portion of this security is on loan.
(pp)	Represents investment of cash collateral received from securities on loan.

Summary of Abbreviations
AUD	Austrailian Dollar
CAD	Canadian Dollar
DKK	Danish Krone
EUR	Euro
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GBP	United Kingdom Pound Sterling
GNMA	Government National Mortgage Association
HUF	Hungarian Forint
NOK	Norwegian Krone
NZD	New Zealand Dollar
REIT	Real Estate Investment Trust
SEK	Swedish Krone
See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2002

Assets
Identified cost of securities	$ 35,469,517
Net unrealized gains on securities	2,417,887

Market value of securities	37,887,404
Foreign currency, at value (cost $2,036,981)	2,058,616
Interest receivable	668,997
Receivable for closed forward foreign currency exchange contracts	2,310

Total assets	40,617,327

Liabilities
Payable for Fund shares redeemed	20
Payable for closed forward foreign currency exchange contracts	60,225
Payable for securities on loan	2,514,800
Advisory fee payable	895
Distribution Plan expenses payable	5
Due to other related parties	208
Accrued expenses and other liabilities	9,604

Total liabilities	2,585,757

Net assets	$ 38,031,570

Net assets represented by
Paid-in capital	$ 37,726,615
Undistributed net investment income	168,848
Accumulated net realized losses on securities and foreign currency related transactions	(2,311,313)
Net unrealized gains on securities and foreign currency related transactions	2,447,420
Total net assets	$ 38,031,570

Net assets consist of

Class 1*	$ 37,692,701
Class 2	338,869

Total net assets	$ 38,031,570

Shares outstanding
Class 1*	3,813,978
Class 2	34,296

Net asset value per share
Class 1*	$ 9.88
Class 2	$ 9.88

* Effective at the close of business on July 24, 2002, existing shares of the fund were renamed Class 1 shares.
See Notes to Financial Statements

STATEMENT OF OPERATIONS

Year Ended December 31, 2002

Investment income
Interest (net of foreign withholding taxes of $4,232)	$ 2,059,868

Expenses
Advisory fee	148,511
Distribution Plan expenses	135
Administrative services fees	29,805
Transfer agent fee	1,187
Trustees’ fees and expenses	516
Printing and postage expenses	20,646
Custodian fee	21,192
Professional fees	11,557
Organization expenses	376
Other	1,977

Total expenses	235,902
Less: Expense reductions	(595)

Net expenses	235,307

Net investment income	1,824,561

Net realized and unrealized gains or losses on securities and foreign currency related transactions
Net realized gains or losses on:
Securities	669,137
Foreign currency related transactions	(119,192)

Net realized gains on securities and foreign currency related transactions	549,945
Net change in unrealized gains or losses on securities and foreign currency related transactions	2,089,181

Net realized and unrealized gains or losses on securities and foreign currency related transactions	2,639,126

Net increase in net assets resulting from operations	$ 4,463,687

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2002		2001

Operations
Net investment income		$ 1,824,561		$ 1,332,963
Net realized gains or losses on securities and foreign currency related transactions		549,945		(842,749)
Net change in unrealized gains or losses on securities and foreign currency related transactions		2,089,181		740,813

Net increase in net assets resulting from operations		4,463,687		1,231,027

Distributions to shareholders from
Net investment income
Class 1*		(1,963,659)		(1,307,692)

Class 2		(14,139)		0
Total distributions to shareholders		(1,977,798)		(1,307,692)

	Shares		Shares
Capital share transactions
Proceeds from shares sold
Class 1*	1,280,850	12,284,503	818,246	7,602,592
Class 2	66,616	660,333	0	0

		12,944,836		7,602,592

Net asset value of shares issued in reinvestment of distributions
Class 1*	200,275	1,963,659	145,304	1,307,739
Class 2	1,441	14,139	0	0

		1,977,798		1,307,739

Payment for shares redeemed
Class 1*	(457,936)	(4,448,735)	(355,160)	(3,297,205)
Class 2	(33,761)	(332,989)	0	0

		(4,781,724)		(3,297,205)

Net asset value of shares issued in acquisition
Class 1*	189,952	1,918,446	0	0

Net increase in net assets resulting from capital share transactions		12,059,356		5,613,126

Total increase in net assets		14,545,245		5,536,461
Net assets
Beginning of period		23,486,325		17,949,864

End of period		$ 38,031,570		$ 23,486,325

Undistributed (overdistributed) net investment income		$ 168,848		$ (18,355)

* Effective at the close of business on July 24, 2002, existing shares of the fund were renamed Class 1 shares.
See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen VA Strategic Income Fund (the “Fund”) is a diversified series of Evergreen Variable Annuity Trust (the “Trust”), a Delaware business trust organized on December 23, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies.

The Fund offers Class 1 and Class 2 shares at net asset value without a front-end sales charge or contingent deferred sales charge; however, Class 2 shares pay an ongoing distribution fee.

Effective at the close of business on July 24, 2002, existing shares of the Fund were renamed Class 1 shares.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Listed equity securities are usually valued at the last sales price reported on the national securities exchange, where the securities are principally traded.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations result

NOTES TO FINANCIAL STATEMENTS continued

ing from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on securities.

c. Foreign currency contracts

A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on foreign currency related transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

d. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral.

e. Security transactions and investment income

Security transactions are recorded no later than one business day after the trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

f. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

g. Distributions

Distributions to shareholders from net investment income and net realized gains are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to net

NOTES TO FINANCIAL STATEMENTS continued

realized foreign currency gains or losses and certain capital loss carryovers assumed as a result of acquisitions.

h. Organization expenses

Organization expenses for the Fund are amortized to operations over a five-year period on a straight-line basis. In the event any of the initial shares of the Fund are redeemed by any holder during the five-year amortization period, redemption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of the redemption. As of the year ended December 31, 2002, all organization expenses have been fully amortized.

i. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), an indirect, wholly-owned subsidiary of Wachovia Corporation (“Wachovia”), is the investment advisor to the Fund and is paid a fee at an annual rate of 2% of the Fund’s gross investment income plus an amount determined by applying percentage rates to the average daily net assets of the Fund, starting at 0.36% and declining to 0.11% as net assets increase.

Evergreen Investment Services, Inc. (“EIS”), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual administrative fee of 0.10% of the Fund’s average daily net assets.

Evergreen Service Company, LLC (“ESC”), an indirect, wholly-owned subsidiary of Wachovia, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

4. ACQUISITION

As of the close of business on November 8, 2002, the Fund acquired substantially all the assets and assumed certain liabilities of OFFIT VIF Total Return Fund in an exchange of shares. The net assets were exchanged through a tax-free exchange for 189,952 Class 1 shares of the Fund. The acquired net assets consisted primarily of portfolio securities with unrealized depreciation of $93,253. The aggregate net assets of the Fund and OFFIT VIF Total Return Fund immediately prior to the acquisition were $35,059,223 and $1,918,446, respectively. The aggregate net assets of the Fund immediately after the acquisition were $36,977,669.

NOTES TO FINANCIAL STATEMENTS continued

5. DISTRIBUTION PLAN

Evergreen Distributor, Inc. (“EDI”), a wholly-owned subsidiary of BISYS Fund Services, Inc., serves as principal underwriter to the Fund.

The Fund has adopted a Distribution Plan, as allowed by Rule 12b-1 of the 1940 Act, for Class 2 shares. Under the Distribution Plan, distribution fees are paid at an annual rate of 0.25% of the average daily net assets of Class 2.

6. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the year ended December 31, 2002:

Cost of Purchases		Proceeds from Sales

U.S. Government	Non-U.S.Government	U.S. Government	Non-U.S.Government

$17,559,410	$42,009,070	$17,983,308	$32,181,882

The Fund loaned securities during the year ended December 31, 2002 to certain brokers. At December 31, 2002, the value of securities on loan and the value of collateral (including accrued interest) amounted to $2,441,582 and $2,514,800, respectively. During the year ended December 31, 2002, the Fund earned $3,841 in income from securities lending.

On December 31, 2002, the aggregate cost of securities for federal income tax purposes was $35,469,517. The gross unrealized appreciation and depreciation on securities based on tax cost was $2,672,659 and $254,772, respectively, with a net unrealized appreciation of $2,417,887.

As of December 31, 2002, the Fund had $2,116,308 in capital loss carryovers for federal income tax purposes expiring as follows:

Expiration

2006	2007	2008	2009

$13,743	$37,401	$833,228	$1,231,936

Certain portions of the capital loss carryovers of the Fund were assumed as a result of the acquisition. Utilization of these capital loss carryovers were limited during the year ended December 31, 2002 in accordance with income tax regulations.

For income tax purposes, capital losses incurred after October 31 within the Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year. The Fund has incurred and will elect to defer post-October losses of $195,005.

7. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other certain funds in the Evergreen fund family may participate in an interfund lending program. This program allows the funds to borrow from, or lend money to, other participating funds. During the year ended December 31, 2002, the Fund did not participate in the interfund lending program.

NOTES TO FINANCIAL STATEMENTS continued

8. DISTRIBUTIONS TO SHAREHOLDERS

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Unrealized Appreciation	Capital Loss Carryover and Post-October Loss

$198,381	$2,417,887	$2,311,313

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to foreign currency gains.

The tax character of distributions paid for the year ended December 31, 2002 was $1,977,798 of ordinary income.

9. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced. The Fund received expense reductions from expense offset arrangements of $595, which represents 0.00% of its average daily net assets.

10. DEFERRED TRUSTEES’ FEES

Each independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

11. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $150 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each Fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% of the unused balance, which is allocated pro rata.

During the year ended December 31, 2002, the Fund had no borrowings under this agreement.

INDEPENDENT AUDITORS’ REPORT

Board of Trustees and Shareholders
Evergreen Variable Annuity Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen VA Strategic Income Fund, a portfolio of Evergreen Variable Annuity Trust, as of December 31, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen VA Strategic Income Fund, as of December 31, 2002, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
February 7, 2003

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TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; The Francis Ouimet Society; Former Investment Counselor, Appleton Partners, Inc. (investment advice); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice); Former Director, Health Development Corp. (fitness-wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College; Former Managing Partner, Roscommon Capital Corp.; Former Chairman of the Board, Director, and Executive Vice President, The London Harness Company (leather goods purveyor); Former Chairman, Gifford, Drescher & Associates (environmental consulting); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund	Principal occupations: Partner, Stonington Partners, Inc. (private investment firm); Trustee of Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund; Former Chairman of the Board and Chief Executive Officer, Carson Products Company (manufacturing); Former Director of Phoenix Total Return Fund and Equifax, Inc. (worldwide information management); Former President, Morehouse College; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Principal occupations: Sales Manager, SMI-STEEL – South Carolina (steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Thomas L. McVerry Trustee DOB: 8/2/1938 Term of office since: 1993 Other directorships: None	Principal occupations: Director of Carolina Cooperative Credit Union; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

William Walt Pettit Trustee DOB: 8/26/1955 Term of office since: 1984 Other directorships: None	Principal occupations: Partner and Vice President in the law firm of Kellam & Pettit, P.A.; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None	Principal occupations: President, Richardson, Runden & Company (new business development/consulting company); Managing Director, Kennedy Information, Inc. (executive recruitment information and research company); Trustee, 411 Technologies, LLP (communications); Director, J&M Cumming Paper Co. (paper merchandising); Columnist, Commerce and Industry Association of New Jersey; Former Vice Chairman, DHR International, Inc. (executive recruitment); Former Senior Vice President, Boyden International Inc. (executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	Principal occupations: Medical Director, Healthcare Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services; Former Consultant, Managed Health Care; Former President, Primary Physician Care; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Principal occupations: Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee, Saint Joseph College (CT); Director of Hartford Hospital, Old State House Association; Trustee, Greater Hartford YMCA; Former Chairman, Environmental Warranty, Inc. (insurance agency); Former Executive Consultant, Drake Beam Morin, Inc. (executive outplacement); Former Director of Enhance Financial Services, Inc.; Former Director of CTG Resources, Inc. (natural gas); Former Director Middlesex Mutual Assurance Company; Former Chairman, Board of Trustees, Hartford Graduate Center; Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust.

Richard K. Wagoner, CFA[2] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Principal occupations: Current Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society; Former Chief Investment Officer, Executive Vice President and Head of Capital Management Group, First Union National Bank; Former Consultant to the Boards of Trustees of the Evergreen Funds; Former Member, New York Stock Exchange; Former Trustee, Mentor Funds and Cash Resource Trust.
OFFICERS
William M. Ennis[3] President DOB: 6/26/1960 Term of office since: 1999	President and Chief Executive Officer, Evergreen Investment Company, Inc. and Chief Operating Officer, Capital Management Group, Wachovia Bank, N.A.

Carol Kosel[4] Treasurer DOB: 12/25/1963 Term of office since: 1999	Senior Vice President, Evergreen Investment Services, Inc. and Treasurer, Vestaur Securities, Inc.; former Senior Manager, KPMG LLP.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000	Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation; former Senior Vice President and General Counsel, Colonial Management Associates, Inc.; former Vice President and Counsel, Colonial Management Associates, Inc.

Nimish S. Bhatt[5] Vice President and Assistant Treasurer DOB: 6/6/1963 Term of office since: 1998	Vice President, Tax, BISYS Fund Services; former Assistant Vice President, EAMC/First Union National Bank; former Senior Tax Consulting/Acting Manager, Investment Companies Group, PricewaterhouseCoopers LLP, New York.

Bryan Haft[5] Vice President DOB: 1/23/1965 Term of office since: 1998	Team Leader, Fund Administration, BISYS Fund Services.

1 Each Trustee serves until a successor is duly elected or qualified or until his death, resignation, retirement or removal from office. The address of each Trustee is 200 Berkeley Street, Boston, MA 02116. Each Trustee oversees 105 Evergreen funds.

2 Mr. Wagoner is an “interested person” of the fund because of his ownership of shares in Wachovia Corporation (formerly First Union Corporation), the parent to the fund’s investment advisor.

3 The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.

4 The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

5 The address of the Officer is 3435 Stelzer Road, Columbus, OH 43219. Additional information about the fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

Additional information about the fund's Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

Investments that stand the test of time

Year in and year out, Evergreen Investments seeks to provide each client with sound, time-tested investment strategies designed for sustainable long-term success. With over $233 billion* in assets under management, we manage diverse investments from institutional portfolios to mutual funds, variable annuities to retirement plans, alternative investments to private accounts. Our commitment to every one of our clients is reflected in the rigor and discipline with which we manage investments.

We offer a complete family of mutual funds designed to help investors meet a wide range of financial goals. From money market funds that meet short-term needs to international funds that involve greater risk but seek potentially higher returns, Evergreen provides a broad array of flexible investment options. Across all investment styles, we are committed to providing investors with investment excellence day after day, quarter after quarter and year after year.

*As of November 30, 2002

Visit us online at EvergreenInvestments.com

FOR MORE INFORMATION
Evergreen Express Line 800.346.3858
Evergreen Investor Services 800.343.2898

The Dalbar Mutual Fund Service Award symbolizes the achievement of the highest tier of service to shareholders within the mutual fund industry. It is awarded only to firms that exceed industry norms in key service areas. Evergreen Investments was measured against 62 mutual fund service providers.

560866   2/2003

Evergreen Investments
200 Berkeley Street
Boston, MA 02116-5034